UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 April 20, 2004
                ------------------------------------------------
                Date of report (Date of Earliest Event Reported)




                            HERSHA HOSPITALITY TRUST
             (Exact name of Registrant as specified in Its Charter)



           MARYLAND                       001-14765             251811499
-------------------------------   ------------------------   ----------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
        incorporation)                                      Identification No.)




         148 SHERATON DRIVE, BOX A, NEW CUMBERLAND, PENNSYLVANIA  17070
         --------------------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (717) 770-2405
               --------------------------------------------------
               Registrant's telephone number, including area code

ITEM 4.   Changes to Registrant's Certifying Accountants.

     On April 20, 2004, Hersha Hospitality Trust (the "Company") dismissed its independent accountants for the 2003 fiscal year, Reznick Fedder & Silverman, CPAs, PC ("Reznick Fedder & Silverman"), and engaged as its new independent accountants for the 2004 fiscal year, KPMG LLP ("KPMG") effective immediately. The determination to dismiss Reznick Fedder & Silverman and engage KPMG was approved by the Company's Board of Trustees upon the recommendation of its Audit Committee. The Company engaged Reznick Fedder & Silverman on April 5, 2003, and they served as the Company's accountants for one fiscal year.

     During the Company's most recent fiscal year ended December 31, 2003, and the subsequent interim period through April 20, 2004, there were no disagreements between the Company and Reznick Fedder & Silverman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Reznick Fedder & Silverman's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report.

     None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company's two most recent fiscal years and the subsequent interim period through April 20, 2004.

     The audit report of Reznick Fedder & Silverman on the consolidated financial statements of the Company and its subsidiaries as of and for the fiscal year ended December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. A letter from Reznick Fedder & Silverman is attached as Exhibit 16.1.

     During the Company's two most recent fiscal years ended December 31, 2003 and 2002, and the subsequent interim period through April 20, 2004, the Company did not consult with KPMG regarding any of the matters or events set forth in
Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

     Number Exhibit

     16.1 Letter of Reznick Fedder & Silverman regarding change in certifying accountant

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HERSHA  HOSPITALITY  TRUST

Date:  April 21, 2004              By:   /s/  Ashish R. Parikh
                                         ----------------------------------
                                              Ashish R. Parikh
                                              Chief Financial Officer

                                LIST OF EXHIBITS


16.1 Letter of Reznick Fedder & Silverman regarding change in certifying accountant.